Filed Pursuant to
Rule 497(a)(1)
File No. 333-132515
Rule 482ad
Allied Capital Prices Public Offering of Common Stock
Washington, DC — March 6, 2007 — Allied Capital Corporation (NYSE: ALD) announced today that the Company has priced its public offering of 3,325,000 shares of common stock at an offering price of $29.25 per share for total proceeds, before the underwriting discount and estimated offering expenses, of $97.3 million. Net proceeds, after the underwriting discount and estimated offering expenses, were $93.8 million. Allied Capital has granted the underwriters a 30-day option to purchase up to an additional 498,750 shares to cover over-allotments, if any. The offering is subject to customary closing conditions and is expected to close on Friday, March 9, 2007. The shares were issued from the Company’s shelf registration statement on file with the Securities and Exchange Commission.
The Company intends to use the net proceeds of the offering to reduce borrowings under its revolving line of credit, to invest in debt or equity securities in primarily privately negotiated transactions, and for other general corporate purposes. Deutsche Bank Securities acted as the sole book-running manager for the offering.
This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplements, dated March 5, 2007, and prospectus, dated April 27, 2006, contains this and other information about Allied Capital Corporation and should be read carefully before investing. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Deutsche Bank Securities, 60 Wall Street, 4th Floor, New York, NY 10005 at 1-800-503-4611.
About Allied Capital
Allied Capital Corporation, a leading business development company with total assets of more than $4 billion, has paid regular, quarterly cash dividends to shareholders since 1963. Since its IPO in 1960, Allied Capital has provided long-term debt and equity financing to thousands of middle market companies. Allied Capital invests in the American entrepreneurial economy by providing capital to companies seeking a long-term financial partner and access to managerial resources often unavailable to smaller companies. In serving its shareholders, Allied Capital helps build middle market businesses and support American jobs. At December 31, 2006, the Company’s private finance portfolio included investments in 145 companies that generate aggregate revenues of over $13 billion and employ more than 90,000 people.
Allied Capital provides flexible, competitive debt and equity capital for management and sponsor-led buyouts, recapitalizations, acquisitions and growth of middle market companies. Allied Capital's seamless, one-stop financing capabilities include first and second lien senior loans, unitranche debt, junior or mezzanine debt and equity.
Headquartered in Washington, DC, Allied Capital offers shareholders the opportunity to participate in the private equity industry through an investment in the Company’s New York Stock Exchange-listed stock, which is traded under the symbol ALD. For more information, please visit www.alliedcapital.com, call Allied Capital investor relations toll-free at (888) 818-5298, or e-mail us at ir@alliedcapital.com.
Forward-Looking Statements
The information contained in this press release contains forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in Allied Capital's filings with the Securities and Exchange Commission.
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